UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 26, 2004


                                  FRED'S, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 00-19288

          Tennessee                                              62-0634010
  (State or other jurisdiction                               (I. R. S. Employer
of incorporation or organization)                            Identification No.)

   4300 New Getwell Road, Memphis, TN                              38118
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 365-8880

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)           Exhibits:

           Exhibit
            Number      Description
         -------------  --------------------------------------------------------

             99.1       Press release issued by Fred's, Inc., dated
                        April 26, 2004

Item 12. Results of Operations and Financial Condition.

     On April 26, 2004, Fred's Inc. issued a press release announcing, among other things, that it is revising its earnings outlook for 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               FRED'S, INC.
                                               (Registrant)

                                               By:  /s/ Jerry A. Shore
                                                   -----------------------------
                                               Jerry A. Shore,
                                               Executive Vice President and
                                               Chief Financial Officer



April 26, 2004


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


                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  ---------------------------------------------------------------

     99.1        Press release issued by Fred's, Inc., dated April 26, 2004

                                                                    Exhibit 99.1


FRED'S                          4300 New Getwell Road, Memphis, Tennessee  38118

                                          Contact:  Jerry A. Shore
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                    (901) 362-3733, Ext. 2217

                  Fred's Inc. Revises Earnings Outlook for 2004

MEMPHIS, Tenn. (April 26, 2004) -- Fred's Inc. (NASDAQ/NM:FRED) today announced that it is revising its earnings outlook for 2004. The Company now expects earnings for the year to be in a range from $0.97 to $1.00 per share. The revised guidance represents earnings growth of between 14% and 18% over year-end 2003 earnings of $0.85 per share. Previously, the Company's outlook for 2004 called for earnings of between $1.03 and $1.10 per share.

     The   Company   is   reducing    its   earnings    guidance    because   of
lower-than-expected  sales  trends  in  the  first  quarter,  which  reflect  an increasingly competitive sales environment and the dampening impact of continuing sluggish economic conditions and rising prices on customers in the discount store sector. The Company also faces cost increases for expenses such as freight and logistics.

     The Company plans to report full financial results for the first quarter of 2004 on May 20, 2004.

     Fred's, Inc. operates 524 discount general merchandise stores mainly in the southeastern United States, including 26 franchised Fred's stores. For more information about the Company, visit Fred's website at www.fredsinc.com.

     Comments in this news release that are not historical facts are forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, general economic trends, changes in consumer demand or purchase patterns, delays or interruptions in the flow of merchandise between the Company's distribution centers and its stores or between the Company's suppliers and same, a disruption in the Company's data processing services, costs and delays in acquiring or developing new store sites, and other contingencies discussed in the Company's Securities and Exchange Commission filings. Fred's undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

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